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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                                  FORM 8-K


                           CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


              Date of report (Date of earliest event reported)
                                July 20, 2005


                            Gardner Denver, Inc.
              -------------------------------------------------
           (Exact Name of Registrant as Specified in Its Charter)


           Delaware                  1-13215                   76-0419383
 ---------------------------    -----------------     -------------------------
       (State or Other             (Commission               (IRS Employer
       Jurisdiction of             File Number)           Identification No.)
        Incorporation)


                 1800 Gardner Expressway
                     Quincy, Illinois                              62305
   ----------------------------------------------------      ------------------
         (Address of Principal Executive Offices)                (Zip Code)


                               (217) 222-5400
                 ------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 20, 2005, Gardner Denver, Inc. (the "Company") issued a press release announcing the Company's results for the three and six months ended June 30, 2005 and guidance for diluted earnings per share for the three months ending September 30, 2005, as well as updated guidance for the fiscal year ending December 31, 2005 (the "Press Release"). A copy of the Press Release is furnished with this report as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         99.1     Gardner Denver, Inc. Press Release dated July 20, 2005




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                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       GARDNER DENVER, INC.



Date:  July 20, 2005                   By:      /s/ Tracy D. Pagliara
                                          -------------------------------------
                                          Tracy D. Pagliara
                                          Vice President, Administration,
                                          General Counsel and Secretary




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                                EXHIBIT INDEX


EXHIBIT NO.           DESCRIPTION
-----------           ----------------------------------------

   99.1               Gardner Denver, Inc. Press Release dated July 20, 2005







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